                                                                   EXHIBIT 10.1




                                                     As of June 30, 2000



Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, NJ  07890-1000

     RE:  Loan Facility

Ladies and Gentlemen:

     State Street Bank and Trust Company (the "Bank") has made available to Selective Insurance Company of America, a corporation organized under the laws of New Jersey (the "Company") and Selective Insurance Group, Inc., a corporation organized under the laws of New Jersey (the "Parent") (collectively, the Company and the Parent are hereinafter referred to as the "Borrower") an aggregate $40,000,000 revolving line of credit (the "Line of Credit") as described in a letter agreement dated March 3, 1997 (as amended, the "Letter Agreement"). All obligations of the Borrower arising under the Line of Credit are evidenced by a promissory note in the original principal amount of $25,000,000 dated March 3, 1997 made by the Borrower to the order of the Bank as increased to $40,000,000 by a letter amendment dated June 17, 1999 (as amended, the "Note").

     The Borrower has requested, and the Bank has agreed pursuant to the terms hereof, to decrease the line of credit and to extend the Revolving Maturity Date as defined in the Letter Agreement. Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Bank hereby agree as follows:

      I. Amendments to Letter Agreement

      1. Paragraph 1 of the Letter Agreement is hereby amended by deleting the following therefrom: "June 30, 2000" and substituting the following therefor:
"June 29, 2001". All references to "Revolving Maturity Date" in the Letter Agreement or any related document shall be deemed to refer to June 29, 2001.

      2. The Letter Agreement is hereby amended by deleting the following wherever it may appear: "$40,000,000" and substituting, in each instance, the following therefor: "$25,000,000".

Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of June 30, 2000
Page 2



      II. Amendments to Note

      The Note is hereby amended by deleting the following therefrom:
"$40,000,000" and "Forty Million Dollars ($40,000,000)" and substituting the following, respectively, therefor: "$25,000,000" and "Twenty Five Million Dollars ($25,000,000)".

      III. Miscellaneous

      1. As amended hereby, all terms and conditions of the Letter Agreement and Note remain in full force and effect and are ratified and affirmed as of the date hereof and extended to give effect to the terms hereof.

      2. The Borrower represents to the Bank that no default or Event of Default has occurred under the Letter Agreement or Note, and further that if the proceeds of any Revolving Loan are utilized to finance the purchase of the stock of the Parent, such use will be in compliance with Regulations U and X of the Board of Governors of the Federal Reserve System.

      3. This letter agreement shall constitute an agreement executed under seal to be governed by the laws of The Commonwealth of Massachusetts.

                                    Sincerely,

                                    STATE STREET BANK AND TRUST COMPANY

                                    By:  /s/ Edward M. Anderson
                                         ----------------------

                                    Title:   Vice President
                                             ------------------

Selective Insurance Company
of America
Selective Insurance Group, Inc.
As of June 30, 2000
Page 3



Acknowledged and accepted:

SELECTIVE INSURANCE COMPANY OF AMERICA


By:  /s/ Dale A. Thatcher
     -------------------------------------

Title: Senior Vice President, Chief Financial Officer
       -----------------------------------------------


By:  /s/ Thornton R. Land
     -------------------------------------

Title: Executive Vice President, General Counsel
       -----------------------------------------------



SELECTIVE INSURANCE GROUP, INC.


By:  /s/ Dale A. Thatcher
     -------------------------------------

Title: Senior Vice President, Chief Financial Officer
       -----------------------------------------------


By:  /s/ Thornton R. Land
     -------------------------------------

Title: Executive Vice President, General Counsel
       -----------------------------------------------